UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 18, 2024

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	NVOS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert Mattacchione Executive Agreement Amendment

As previously disclosed, on June 18, 2021, Novo Integrated Sciences, Inc. (the “Company”) entered into an executive agreement (the “June 2021 Mattacchione Agreement”) with GPE Global Holdings Inc., an entity controlled by Robert Mattacchione and through which Mr. Mattacchione agreed to provide services to the Company (“GPE”). Pursuant to the terms of the June 2021 Mattacchione Agreement, Mr. Mattacchione agreed to serve as the Company’s Chief Executive Officer in exchange for the compensation set forth therein, and consistent with the terms thereof. Mr. Mattacchione also serves as the Company’s Chairman of the Board.

On June 18, 2024, the Company and GPE entered into an amendment to the June 2021 Mattacchione Agreement (the “Mattacchione Amendment”), pursuant to which the parties agreed to extend the term of the June 2021 Mattacchione Agreement by one year, such that the term of the June 2021 Mattacchione Agreement will continue until June 18, 2025.

Except as set forth in the Mattacchione Amendment, the June 2021 Mattacchione Agreement remains in full force and effect.

The foregoing description of the Mattacchione Amendment is not complete and is qualified in its entirety by reference to the text of the Mattacchione Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Christopher David Executive Agreement Amendment

Also as previously disclosed, on June 18, 2021, the Company entered into an executive agreement (the “June 2021 David Agreement”) with Christopher David. Mr. David serves as the Company’s Chief Operating Officer.

On June 18, 2024, the Company and Mr. David entered into an amendment to the June 2021 David Agreement (the “David Amendment”), pursuant to which the parties agreed to extend the term of the June 2021 David Agreement by one year, such that the term of the June 2021 David Agreement will continue until June 18, 2025. Additionally, the parties agreed to update Mr. David’s title to Chief Operating Officer of the Company, as opposed to President and Chief Operating Officer.

Except as set forth in the David Amendment, the June 2021 David Agreement remains in full force and effect.

The foregoing description of the David Amendment is not complete and is qualified in its entirety by reference to the text of the David Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Executive Agreement, dated June 18, 2024, by and between the registrant and GPE Global Holdings Inc.
10.2	Amendment to Executive Agreement, dated June 18, 2024, by and between the registrant and Christipher David.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: June 25, 2024	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer